UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2009

GHL ACQUISITION CORP.
(Exact name of registrant as specified in charter)

DELAWARE	001-33963	22-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, 23rd Floor, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 389-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Additional Information and Where to Find It

Participants in the Solicitation

Item 8.01 Other Event

Item 9.01  Financial Statements and Exhibits

INFORMATION TO BE INCLUDED IN THIS REPORT

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipates”, “may”, “can”, “believes”, “expects”, “projects”, “intends”, “likely”, “will”, “to be” and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of GHL Acquisition Corp. (“GHQ”) and/or Iridium Holdings LLC (“Iridium Holdings”) to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  These risks and uncertainties include, but are not limited to, uncertainties regarding the timing of the proposed transaction with Iridium Holdings, whether the transaction will be approved by GHQ’s stockholders, whether the closing conditions will be satisfied (including receipt of regulatory approvals), as well as industry and economic conditions, competitive, legal, governmental and technological factors.  There is no assurance that GHQ’s or Iridium Holdings’ expectations will be realized.  If one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THIS FILING IS BEING MADE WITH RESPECT TO GHQ’S PROPOSED ACQUISITION (THE “ACQUISITION”) OF IRIDIUM HOLDINGS AND RELATED TRANSACTIONS.  IN CONNECTION WITH THESE PROPOSED TRANSACTIONS, GHQ HAS FILED WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A PRELIMINARY PROXY STATEMENT AND INTENDS TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GHQ’S STOCKHOLDERS.  THE INFORMATION CONTAINED IN THIS COMMUNICATION IS NOT COMPLETE AND MAY BE CHANGED.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, GHQ’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ GHQ’S PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, AND, WHEN IT BECOMES AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GHQ’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE ACQUISITION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IRIDIUM HOLDINGS, GHQ AND THE ACQUISITION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO GHQ STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION.  STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY AND, ONCE IT IS AVAILABLE, DEFINITIVE PROXY STATEMENTS WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO:  GHL ACQUISITION CORP., 300 PARK AVENUE, 23RD FLOOR, NEW YORK, NEW YORK, TELEPHONE: (212) 389-1500.

PARTICIPANTS IN THE SOLICITATION

GHQ AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF GHQ’S STOCKHOLDERS IN CONNECTION WITH THE ACQUISITION.  A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN GHQ IS CONTAINED IN GHQ’S REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 AND GHQ’S PRELIMINARY PROXY STATEMENT WHICH IS FILED WITH THE SEC.  GHQ’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE DIRECT AND INDIRECT INTERESTS OF THE PARTICIPANTS IN THE ACQUISITION, BY SECURITY HOLDINGS OR OTHERWISE, BY READING GHQ’S PROXY STATEMENT AND OTHER MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

NOTHING IN THIS COMMUNICATION SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

Item 8.01 Other Event

On April 29, 2009, GHL Acquisition Corp. (“GHQ”) and Iridium Holdings LLC (“Iridium Holdings”) hosted a conference call at 9:30 a.m. Eastern Time (ET) to discuss the transactions contemplated by the Transaction Agreement dated September 22, 2008 among GHQ, Iridium Holdings and the other parties named therein, as amended on April 28, 2009.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

99.1	Script of conference call held by GHQ and Iridium Holdings on April 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GHL Acquisition Corp.

Date:	April 29, 2009	By:	/s/ Harold J. Rodriguez, Jr.
			Name:	Harold J. Rodriguez, Jr.
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
EX-99.1	Script of conference call held by GHQ and Iridium Holdings on April 29, 2009